                                                                    EXHIBIT 24.1


                           DIRECTOR AND/OR OFFICER OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Roadway Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, to be issued pursuant to the Roadway Corporation Nonemployee Directors' Stock Option Plan and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                    EXECUTED as of this 10th day of July 2002.


          /s/ Michael W. Wickham                                                          /s/ John F. Fiedler
          ----------------------                   ----------------------                -------------------
          Michael W. Wickham                          Dale F. Frey                            John F. Fiedler
 Chairman and Chief Executive Officer                  Director                                  Director


         /s/ J. Dawson Cunningham                   /s/ Phillip J. Meek                  /s/ Carl W. Schafer
          ----------------------                   ----------------------                -------------------
          J.Dawson Cunningham                         Phillip J. Meek                        Carl W. Schafer
  Executive Vice President and Chief                      Director                              Director
           Financial Officer


        /s/ John G. Coleman                       /s/ Frank P. Doyle                 /s/ Sarah Roush Werner
          ----------------------                   ----------------------                -------------------
            John G. Coleman                           Frank P. Doyle                     Sarah Roush Werner
              Controller                                 Director                             Director



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